UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2014

NORTHSTAR REALTY FINANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-32330 (Commission File Number)	02-0732285 (IRS Employer Identification No.)
399 Park Avenue, 18th Floor, New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

(212) 547-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed by NorthStar Realty Finance Corp. (the “Company”) to provide additional financial information in connection with the Company’s acquisition in May 2014, through a general partnership with a subsidiary of NorthStar Healthcare Income, Inc. and a joint venture with an affiliate of Formation Capital, LLC (“Formation”), of an interest in a $1.05 billion healthcare real estate portfolio comprised of over 8,500 beds across 43 senior housing and 37 skilled nursing facilities, located primarily in Florida, Illinois, Oregon and Texas (the “Properties”). The Properties consist of six portfolios, one portfolio acquired by Formation on June 28, 2013 (herein referred to as “Ranger Predecessor”) and five other portfolios all acquired by Formation prior to January 1, 2013 (these five portfolios for the year ended December 31, 2013, together with Ranger Predecessor from June 28, 2013 to December 31, 2013, are herein collectively referred to as “Eclipse Predecessor”). The following financial statements are filed as part of this report.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Ranger Predecessor consolidated financial statements for the period from January 1, 2013 to June 27, 2013 and independent auditor’s report are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

Ranger Predecessor unaudited condensed consolidated financial statements for the three months ended March 31, 2013 are attached as Exhibit 99.2 hereto and are incorporated by reference herein.

Eclipse Predecessor combined financial statements for the year ended December 31, 2013 and independent auditor’s report are attached as Exhibit 99.3 hereto and are incorporated by reference herein.

Eclipse Predecessor unaudited condensed combined financial statements for the three months ended March 31, 2014 and 2013 are attached as Exhibit 99.4 hereto and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.5 hereto and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of BDO USA, LLP
99.1	Audited consolidated financial statements for the period from January 1, 2013 to June 27, 2013 of Ranger Predecessor
99.2	Unaudited condensed consolidated financial statements for the three months ended March 31, 2013 of Ranger Predecessor
99.3	Audited combined financial statements for the year ended December 31, 2013 of Eclipse Predecessor
99.4	Unaudited condensed combined financial statements for the three months ended March 31, 2014 and 2013 of Eclipse Predecessor
99.5	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: July 22, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO USA, LLP
99.1	Audited consolidated financial statements for the period from January 1, 2013 to June 27, 2013 of Ranger Predecessor
99.2	Unaudited condensed consolidated financial statements for the three months ended March 31, 2013 of Ranger Predecessor
99.3	Audited combined financial statements for the year ended December 31, 2013 of Eclipse Predecessor
99.4	Unaudited condensed combined financial statements for the three months ended March 31, 2014 and 2013 of Eclipse Predecessor
99.5	Pro forma financial information